Exhibit 10.3
                                                                ------------

                             GUARANTY

     Guaranty Agreement made as of the 2nd day of November, 1998, by TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC., a Delaware corporation with a principal place of business at 4 Hardscrabble Heights, Brewster, New York 10509 (the "Guarantor"), in favor of MILDRED ELLEY SCHOOL, INC., with an address at 800 New Loudon Road, Latham, New York 12210 (the "Seller").

          W I T N E S S E T H:

     WHEREAS, the Seller is a party to an Asset Purchase
Agreement dated as of November 2, 1998, relating to the sale of substantially all of the assets of Seller to MESI ACQUISITION
CORP. ("Purchaser") (the "Asset Purchase Agreement"); and

     WHEREAS, it is a condition to the Asset Purchase
Agreement that Guarantor shall have executed and delivered to Seller this Guaranty Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Seller to execute the Asset Purchase Agreement, Guarantor, hereby agrees with Seller as follows:

     Section 1.     Incorporation of Agreements and
     ----------     -------------------------------
Definitions.  The premises set forth above are incorporated into
------------
this Guaranty Agreement by this reference thereto and are made a part hereof. All terms used in this Guaranty Agreement not otherwise defined herein are used as defined in the Asset
Purchase Agreement.

     Section 2.     Guaranty.  Guarantor, hereby
     ----------     ---------
irrevocably, absolutely and unconditionally, guarantees the due and punctual payment of all liabilities and obligations owing to Seller from the Purchaser, pursuant to the Asset Purchase
Agreement and any document executed in connection therewith and herewith (collectively, the "Other Documents"), (all such obligations being hereinafter referred to as the "Secured
Obligations").

     Section 3.     Guarantor's Obligations Unconditional;
     ----------     --------------------------------------
Subordination.  The liability of the Guarantor hereunder shall be
--------------
absolute and unconditional. This Agreement is a continuing guaranty and shall remain in full force and effect until the satisfaction in full of the Secured Obligations and the payment of the other expenses to be paid by Guarantor pursuant hereto; and shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by Seller upon the insolvency, bankruptcy or reorganization of the Purchaser or otherwise, all as though such payments have not been made.

     Section 4.     Waivers.  Except as specifically
     ----------     --------
required by this Agreement, Guarantor hereby waives notice of acceptance, presentment and demand for payment and any requirement that Seller exhaust any right to take any action against the Purchaser any other person including any other guarantor.

     Section 5.     Representations and Warranties.
     ----------     -------------------------------
Guarantor hereby represents and warrants as follows:

     (a)  Guarantor is a corporation duly
organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in the State of New York. Guarantor has full power and authority to carry out and perform undertakings and obligations as provided herein. The execution and delivery by Guarantor of this Guaranty and the consummation of the transactions contemplated in this Guaranty have been duly authorized by all proper or requisite corporate proceedings and will not conflict with or breach any provision of any agreement to which Guarantor is a party or by which it may be bound, the Articles of Incorporation or By-Laws of Guarantor.

     (b)  The execution, delivery and performance
by Guarantor of this Guaranty Agreement do not and will not contravene any contractual restriction or, any law binding on or effecting Guarantor or any of its properties.

     (c)  No consent or approval is required for
the due execution, delivery and
performance by Guarantor of this Guaranty Agreement.

     (d)  This Guaranty Agreement is a legal,
valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditor's rights generally and (ii) general principals of equity (regardless of whether considered in a proceeding in equity or in law).

     (e)  There is no action, suit or proceeding
pending, or to the best of Guarantor's knowledge, threatened against or otherwise affecting Guarantor or any guarantor before any court or any government body or any arbitrator which may materially adversely affect Guarantor's or any guarantor's ability to perform its obligations hereunder.

     (f)  All representations and warranties
herein shall survive the execution and
delivery by Guarantor of this Guaranty Agreement and any Other
Documents in connection with the Asset Purchase Agreement to which it is a party and the closing of the transaction described herein or therein or related thereto until all Secured
Obligations are paid in full.

     Section 6.     Covenants.  So long as any of the
     ----------     ----------
Secured Obligations shall remain outstanding, Guarantor agrees to promptly to pay and perform all of Guarantor's obligations hereunder.

     Section 7.     Expenses.  Guarantor will pay to Seller
     ----------     ---------
the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of his counsel, which Seller incurs in connection with the enforcement of this Guaranty Agreement.

     Section 8.     Modifications, Waivers, Extensions and
     ----------     --------------------------------------
Releases.  No modification or amendment of or waiver with respect
---------
to any provision of this Guaranty Agreement, shall in any event be effective unless it shall be in writing and signed by the parties hereto.

     Section 9.     Entire Agreement.  This Guaranty
     ----------     -----------------
Agreement and documents executed in connection therewith
(together with the Asset Purchase Agreement and each of the Other
Documents) contains the entire agreement and understanding between the Purchaser, Seller and Guarantor and supersedes all prior agreements and understanding related to the subject matter hereof.

     Section 10.    Remedies Cumulative.  Each and every
     -----------    --------------------
right granted to Seller or allowed by law or equity, shall be cumulative and may be exercised from time to time. No failure on part of Seller to exercise any right shall operate as a waiver thereof.

     Section 11.    Severability.  Any provision of this
     -----------    -------------
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     Section 12.    Notices.  All notices and other
     -----------    --------
communications shall be in writing, sent by facsimile or certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as the recipient shall have previously notified the sender of in writing):

           If to Guarantor:    Touchstone Applied Science Associates, Inc.
                               4 Hardscrabble Heights
                               Brewster, NY  10509
                               Att: Mr. Andrew L. Simon
                               Fax: (914) 277-8115


           with a copy to:     Rider, Weiner, Frankel & Calhelha, P.C.
                               655 Little Britain Road
                               Newburgh, NY  12550
                               Att: Maureen Crush, Esq.
                               Fax: (914) 562-9126


           If to Seller:       Mildred Elley School, Inc.
                               800 New Loudon Road
                               Latham, New York 12210
                               Att: Faith A. Takes
                               Fax: (518) 786-0898

           with a copy to:     Crane, Greene & Parente
                               90 State Street
                               Albany, New York 12207
                               Att: Patrick K. Greene, Esq.
                               Fax: (518) 432-0086

Any notice or communication hereunder shall be deemed to have been given 3 business days after the day on which it is deposited in the United States mails, or if sent by facsimile when sent with evidence of successful transmission.

     Section 13.    Governing Law.  This Agreement shall be
     -----------    --------------
governed by and construed in accordance with the laws of the State of New York as applicable to contracts entered into and to be performed wholly within the State. Any action arising out of or related to this Agreement shall be brought in the state or federal courts located in Albany County, New York and the parties hereby submit to the exclusive jurisdiction of and to the laying of venue in such courts.

     Section 14.    Consent to Jurisdiction.  Guarantor
     -----------    ------------------------
irrevocably accepts the jurisdiction of the federal or state courts of competent jurisdiction located in the County of Albany and any related appellate court.

     Section 15.    Waiver of Jury Trial.  EXCEPT AS PROHIBITED
     -----------    ---------------------
BY STATUTE, GUARANTOR SHALL AND DOES HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY SELLER AGAINST ANY GUARANTOR ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AGREEMENT, OR THE RELATIONSHIP CREATED HEREBY AND WITH RESPECT TO ANY MATTER FOR WHICH A JURY TRIAL CANNOT BE WAIVED, GUARANTOR AGREES NOT TO ASSERT ANY SUCH CLAIM AS A COUNTERCLAIM IN OR MOVE TO CONSOLIDATE SAME WITH ANY ACTION OR PROCEEDING IN WHICH A JURY TRIAL IS WAIVED.

     Section 16.    Binding Effect.  This Agreement shall be
     -----------    ---------------
binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty
Agreement to be duly executed to be effective as of the date first above written.

                         TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.


                         By:/s/ANDREW L. SIMON
                            ----------------------------------
                              Andrew L. Simon, President


STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF ORANGE    )


     On the 9th day of November, 1998, before me, the undersigned, a Notary Public in and for said State, personally appeared Andrew L. Simon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or person upon behalf of which the individual acted, executed the instrument.


                         _________________________________
                              Notary Public